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                                                                    Exhibit 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                 AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, Joseph M. Ivey state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of ENCOMPASS SERVICES CORPORATION, a Texas corporation, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report of Encompass Services Corporation on Form 10-K for fiscal year ended December 31, 2001, filed on March 14, 2002;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Encompass Services Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

By:       /s/ Joseph M. Ivey
    ----------------------------------
Name:    Joseph M. Ivey
Title:   President & Chief Executive Officer

Date: August 9, 2002


         Subscribed and sworn to before me this 9th day of August, 2002

                                        /s/Terri J. Allbright
                                        -------------------------------------
                                        Notary Public
                                        My Commission Expires: January 22, 2005